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                                                                    Exhibit 10.9

                            PRENTISS PROPERTIES TRUST

                            1996 SHARE INCENTIVE PLAN

                          NOTICE OF SHARE OPTION GRANT

     You have been granted the following option to purchase Common Shares of Prentiss Properties Trust. (the "Company"):

     Name of Optionee:                             XXXXXXX

     Total Number of Shares Subject to Option:     XXXXXXXXX

     Type of Option:                               Nonstatutory Stock Option

     Exercise Price Per Share:                     $ XXXXX

     Date of Grant:                                XXXXX

     DateExercisable/Vesting:                      Option is exercisable as to
                                                   XXXX Shares on XXXXX, XXXXX
                                                   additional Shares on XXXXXXX
                                                   and the balance of the Shares
                                                   on XXXXXX. Shares issued upon
                                                   exercise shall be fully
                                                   vested. .

     Expiration Date:                              XXXXXXXXXX

By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the Prentiss Properties Trust 1996 Share Incentive Plan ("Plan") and the Share Option Agreement, both of which are attached to and made a part of this document.

OPTIONEE:                                   PRENTISS PROPERTIES TRUST


XXXXXXXXX                                   By:
                                               ---------------------------------
                                            Name:
                                            Title:
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              PRENTISS PROPERTIES TRUST 1996 SHARE INCENTIVE PLAN:

                             SHARE OPTION AGREEMENT

Section 1. Grant Of Option.

     (a) Option. On the terms and conditions set forth in the Notice of Share Option Grant and this Agreement, the Company grants to the Optionee on the Date of Grant the option to purchase at the Exercise Price the number of Shares set forth in the Notice of Share Option Grant. The Exercise Price is agreed to be at least 100% of the Fair Market Value per Share on the Date of Grant. This option is intended to be a Nonstatutory Option, as provided in the Notice of Share Option Grant.

     (b) Stock Plan and Defined Terms. This option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Capitalized terms are defined in Section 10 of this Agreement.
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Section 2. Right To Exercise. Subject to the other conditions set forth in this
Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice of Share Option Grant. The vesting schedule in such Notice notwithstanding, this option shall be 100% exercisable and vested upon a Change in Control or upon the termination of employment of the Optionee due to death or Disability.

Section 3. No Transfer Or Assignment Of Option.

     Except as otherwise provided in this Agreement, this option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.

Section 4. Exercise Procedures.

     (a) Notice of Exercise. The Optionee or the Optionee's representative may exercise this option by giving written notice to the Company's Corporate Secretary pursuant to Section 9(c). The notice shall specify the election to
                      ------------
exercise this option, the number of Shares for which it is being exercised and the form of payment. The notice shall be signed by the person exercising this option. In the event that this option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative's right to exercise this option. The Optionee or the Optionee's representative shall deliver to the Company, at the time of giving the notice, payment in a form permissible under Section 5 for the full
                                                       ---------
amount of the Purchase Price.

     (b) Issuance of Shares. After receiving a proper notice of exercise, the Company shall cause to be issued a certificate or certificates for the Shares as to which this option has been exercised, registered in the name of the person exercising this option (or in the names of such person and his or her spouse as community property or as joint tenants with right of

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survivorship). The Company shall cause such certificate or certificates to be delivered to or upon the order of the person exercising this option.

     (c) Withholding Taxes. In the event that the Company determines that it is required to withhold any tax as a result of the exercise of this option, the Optionee, as a condition to the exercise of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements, including the withholding of Shares of sufficient Fair Market Value to satisfy such withholding requirements.

Section 5. Payment For Stock.

     (a) Cash. All or part of the Purchase Price may be paid in cash or cash equivalents.

     (b) Surrender of Stock. All or any part of the Purchase Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date (determined as of the day preceding the date of exercise) this option is exercised. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Purchase Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to this option for financial reporting purposes.

     (c) Exercise/Sale. All or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company.

     (d) Exercise/Pledge. All or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company.

Section 6. Term And Expiration.

     (a) Basic Term. Unless this option expires by its terms at an earlier date, this option shall in any event expire on the expiration date set forth in the Notice of Share Option Grant.

     (b) Termination of Service (Except by Death). If the Optionee's Service terminates for any reason other than death, then this option shall expire on the earliest of the following occasions:

          (i) The expiration date determined pursuant to Subsection (a) above;
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          (ii) The date 60 days after the termination of the Optionee's Service for any reason other than Cause or Disability, except for involuntary termination without Cause;

          (iii) The date of the termination of the Optionee's Service for Cause; or

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          (iv) The date 12 months after the termination of the Optionee's
          Service by reason of Disability or after involuntary termination of the Optionee's Service without Cause.

The Optionee may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option had become exercisable before the Optionee's Service terminated. When the Optionee's Service terminates, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable, taking into account for this purpose any additional Shares for which this option becomes exercisable as a result of such termination pursuant to this Agreement. In the event that the Optionee dies after termination of Service but before the expiration of this option, all or part of this option may be exercised (prior to expiration) by the executors or administrators of the Optionee's estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee's Service terminated.

     (c) Death of the Optionee. If the Optionee dies while in Service, then this option shall expire on the earlier of the following dates:

          (i) The expiration date determined pursuant to Subsection (a) above;
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          or

          (ii) The date 12 months after the Optionee's death.

All or part of this option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee's estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable on or before the Optionee's death. When the Optionee dies, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable.

     (d) Leaves of Absence. For any purpose under this Agreement, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).

Section 7. Legality Of Initial Issuance.

     No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

     (a) It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

     (b) Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied; and

     (c) Any other applicable provision of state or federal law has been satisfied.

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Section 8. Adjustment Of Shares.

     In the event of any transaction described in Article XII of the Plan, the terms of this option (including, without limitation, the number and kind of Shares subject to this option and the Exercise Price) shall be adjusted as set forth in Article XII of the Plan.

Section 9. Miscellaneous Provisions.

     (a) Rights as a Stockholder. Neither the Optionee nor the Optionee's representative shall have any rights as a shareholder with respect to any Shares subject to this option until the Optionee or the Optionee's representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Purchase Price pursuant to Sections 4 and 5.
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     (b) No Retention Rights. Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

     (c) Notice. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. Notice shall be addressed to the Company's Corporate Secretary at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company.

     (d) Entire Agreement. The Notice of Share Option Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.

     (e) Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas, as such laws are applied to contracts entered into and performed in such State.

Section 10. Definitions.

     (a) "Affiliate" shall mean any entity under common control with the Company, within the meaning of Code Section 414(b) or (c) and any Parent or Subsidiary.

     (b) "Agreement" shall mean this Share Option Agreement.

     (c) "Board of Trustees" shall mean the Board of Trustees of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

     (d) "Cause" shall mean dishonesty and other similar acts or omissions on the part of Optionee.

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     (e) "Change in Control" shall mean any of the following events or occurrences:

          (i) The consummation of a transaction pursuant to any agreement with a person or entity that involves the transfer of ownership of the Company or of more than fifty percent (50%) of the Company's total assets or earnings power on a consolidated basis, as reported in the Company's consolidated financial statements filed with the Securities and Exchange Commission (including an agreement for the acquisition of the Company by merger, consolidation, or statutory share exchange - regardless of whether Prentiss is intended to be the surviving or resulting entity after the merger, consolidation, or statutory share exchange - or for the sale of substantially all of the Company's assets to the person or entity);

          (ii) As the direct or indirect result of, or in connection with, a cash tender or exchange offer, a merger or other business combination of these transactions, the persons who were trustees of the Company before such transactions cease to constitute a majority of the Board of Trustees, or any successor's board, within two years of the last such transaction;

          (iii) Any person or entity is or becomes an Acquiring Person; or

          (iv) During any period of two consecutive calendar years, the Continuing Trustees cease for any reason to constitute a majority of the Board of Trustees.

          For purposes of the preceding sentence, "Continuing Trustee" means any member of the Board of Trustees, while a member of the Board of Trustees and (1) who was a member of the Board of Trustees prior to the adoption of the Plan or (2) whose subsequent nomination or election to the Board of Trustees was recommended or approved by a majority of the Continuing Trustees; and "Acquiring Person" means (a) a person that, considered alone or together with all affiliates and associates of that person or entity, becomes directly or indirectly the beneficial owner of securities representing at least twenty percent (20%) of the Company's outstanding securities entitled to vote generally in the election of the Board of Trustees, or (b) a person or entity that enters into an agreement that would result in that person or entity satisfying the conditions in subsection (a) or that would result in an affiliate's failure to be an affiliate.

     (f) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (g) "Committee" shall mean the Compensation Committee of the Board of Trustees, as described in Section 1.06 of the Plan.
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     (h) "Common Shares" shall mean the Common Shares of the Company.

     (i) "Company" shall mean Prentiss Properties Trust.

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     (j) "Date of Grant" shall mean the date specified in the Notice of Share
Option Grant, which date shall be the later of (i) the date on which the Board of Trustees resolved to grant this option or (ii) the first day of the Optionee's Service.

     (k) "Disability" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

     (l) "Employee" shall mean any individual who is a common-law employee of the Company or an Affiliate.

     (m) "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in the Notice of Share Option Grant.

     (n) "Fair Market Value" shall mean the fair market value of a Share, as determined pursuant to the Plan. Such determination shall be conclusive and binding on all persons.

     (o) "Nonstatutory Option" shall mean an option to purchase Shares not described in Sections 422(b) or 423(b) of the Code.

     (p) "Optionee" shall mean the individual named in the Notice of Share Option Grant.

     (q) "Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     (r) "Plan" shall mean the Prentiss Properties Trust 1996 Share Incentive Plan in effect on the Date of Grant.

     (s) "Purchase Price" shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.

     (t) "Securities Act" shall mean the Securities Act of 1933, as amended.

     (u) "Service" shall mean service as an Employee.

     (v) "Share" shall mean one share of the Common Shares, as adjusted in accordance with Section 8 of this Agreement (if applicable).
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     (w) "Subsidiary" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

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